                                                                   Exhibit 10.4

                                                                [EXECUTION COPY]


                               AMENDMENT NO. 3 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDMENT dated as of November 10, 1999 to the Amended and Restated Credit Agreement dated as of December 11, 1998 (as heretofore amended the "CREDIT AGREEMENT") among POLAROID CORPORATION (the "COMPANY"), the LENDERS party thereto (the "LENDERS"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and Collateral Agent (the "AGENT"), and BANKBOSTON, N.A., a Co-Agent.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement to include additional permissible Investments;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is (i) defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement and (ii) defined in both the Credit Agreement and the Supplemental Indenture has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. AMENDMENT TO INVESTMENTS. Section 5.13 of the Credit Agreement is amended by deleting the word "and" from subsection (b), relabeling the current text of subsection (c) as subsection "(d)" (and changing the reference in the last sentence thereof to "clause (d)") and inserting the following new subsection (c) after subsection (b):

                  "(c) any Investment constituting all or any portion of the consideration received by the Company or any Subsidiary for the sale, transfer or other disposition of the stock of a Designated Subsidiary or any property or assets used in a Designated Business (or


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                           any other Investment received in exchange for any
                           such Investment); and"

         SECTION 3. CONSENT BY GUARANTORS. By its signature below, each Guarantor hereby consents to this Amendment, and acknowledges that this Amendment shall not alter, release, discharge or otherwise affect any of its obligations under the Credit Agreement or any Financing Document (as defined in the Credit Agreement), and hereby ratifies and confirms all of the Financing Documents (as so defined) to which it is a party.

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date when the Agent shall have received from each of the Borrower, each Guarantor and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.


                                       2


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                   POLAROID CORPORATION


                                   By:   /s/ JUDITH G. BOYNTON
                                         ---------------------------------------
                                         Name:    Judith G. Boynton
                                         Title:   Executive Vice President,
                                                  Chief Financial Officer


                                   INNER CITY, INC.


                                   By:   /s/ JOHN R. JENKINS
                                         ---------------------------------------
                                         Name:    John R. Jenkins
                                         Title:   President

                                   POLAROID ASIA PACIFIC LIMITED


                                   By:   /s/ CARL L. LUEDERS
                                         ---------------------------------------
                                         Name:    Carl L. Lueders
                                         Title:   Director

                                   POLAROID CARRIBEAN
                                         CORPORATION


                                   By:   /s/ CARL L. LUEDERS
                                         ---------------------------------------
                                         Name:    Carl L. Lueders
                                         Title:   Director

                                   POLAROID DIGITAL SOLUTIONS, INC.


                                   By:   /s/ CARL L. LUEDERS
                                         ---------------------------------------
                                         Name:    Carl L. Lueders
                                         Title:   Director


                                   POLAROID EYEWEAR, INC.

                                   By:   /s/ CARL L. LUEDERS
                                         ---------------------------------------
                                         Name:    Carl L. Lueders
                                         Title:   Director

                                   POLAROID ID SYSTEMS, INC.


                                   By:   /s/ CARL L. LUEDERS
                                         ---------------------------------------
                                         Name:    Carl L. Lueders
                                         Title:   Director


                                   POLAROID MALAYSIA LIMITED


                                   By:   /s/ CARL L. LUEDERS
                                         ---------------------------------------
                                         Name:    Carl L. Lueders
                                         Title:   Director

                                   PRD CAPITAL INC.


                                   By:   /s/ CARL L. LUEDERS
                                         ---------------------------------------
                                         Name:    Carl L. Lueders
                                         Title:   Director

                                   MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                   By:   /s/ DENNIS WILCZEK
                                         ---------------------------------------
                                         Name:    Dennis Wilczek
                                         Title:   Associate


                                   ABN AMRO BANK N.V.


                                   By:   /s/ DAVID CARROLL
                                         ---------------------------------------
                                         Name:    David Carroll
                                         Title:   AVP


                                   By:   /s/ JAMES ADELSHEIM
                                         ---------------------------------------
                                         Name:    James Adelsheim
                                         Title:   Group Vice President


                                   BANKBOSTON, N.A.


                                   By:   /s/ GRACE A. BARNETT
                                         ---------------------------------------
                                         Name:    Grace A. Barnett
                                         Title:   Vice President


                                   TRANSAMERICA BUSINESS CREDIT
                                         CORPORATION


                                   By:   /s/ PERRY VAVOULES
                                         ---------------------------------------
                                         Name:    Perry Vavoules
                                         Title:   Senior Vice President

                                   FOOTHILL CAPITAL (L.A.)


                                   By:   _______________________________________
                                         Name:
                                         Title:


                                   DEUTSCHE BANK AG, NEW YORK
                                         AND/OR CAYMAN ISLANDS
                                         BRANCHES


                                   By:   /s/  ALEXANDER KAROW
                                         ---------------------------------------
                                         Name:    Alexander Karow
                                         Title:   Assistant Vice President


                                   By:   /s/ SUSAN L. PEARSON
                                         ---------------------------------------
                                         Name:    Susan L. Pearson
                                         Title:   Director


                                   BANK ONE, NA


                                   By:   /s/ PHILLIP D. MARTIN
                                         ---------------------------------------
                                         Name:    Phillip D. Martin
                                         Title:   First Vice President


                                   SENIOR DEBT PORTFOLIO

                                   By:   Boston Management and Research,
                                         as investment advisor


                                   By:   /s/ SCOTT H. PAGE
                                         ---------------------------------------
                                         Name:    Scott H. Page
                                         Title:   Vice President

                                   THE SUMITOMO BANK, LIMITED,
                                       NEW YORK BRANCH


                                   By:   /s/ LEO E. PAGARIGAN
                                         ---------------------------------------
                                         Name:    Leo E. Pagarigan
                                         Title:   Vice President


                                   WACHOVIA BANK, N.A.


                                   By:   /s/ JOHN P. RAFFERTY
                                         ---------------------------------------
                                         Name:    John P. Rafferty
                                         Title:   Senior Vice President


                                   FLEET NATIONAL BANK


                                   By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                   MELLON BANK, N.A.


                                   By:   /s/ R. JANE WESTRICH
                                         ---------------------------------------
                                         Name:    R. Jane Westrich
                                         Title:   Vice President


                                   TEXTRON FINANCIAL CORPORATION


                                   By:   /s/ JANE M. LAVOIE
                                         ---------------------------------------
                                         Name:    Jane M. Lavoie
                                         Title:   AVP

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By:   /s/ DONALD V. DAVIS
                                         ---------------------------------------
                                         Name:    Donald V. Davis
                                         Title:   Vice President


                                   KZH STERLING LLC


                                   By:   /s/ PETER CHIN
                                         ---------------------------------------
                                         Name:    Peter Chin
                                         Title:   Authorized Agent

                                   MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK, as
                                         Administrative Agent


                                   By:   /s/ DENNIS WILCZEK
                                         ---------------------------------------
                                         Name:    Dennis Wilczek
                                         Title:   Associate


                                   BANKBOSTON, N.A., as Co-Agent


                                   By:   /s/ JANET G. O'DONNELL
                                         ---------------------------------------
                                         Name:    Janet G. O'Donnell
                                         Title:   Managing Director


                                   MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK, as
                                         Collateral Agent


                                   By:   /s/ DENNIS WILCZEK
                                         ---------------------------------------
                                         Name:   Dennis Wilczek
                                         Title:  Associate